                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                         Ingles Markets, Incorporated
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                     [LOGO]


                          INGLES MARKETS, INCORPORATED
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON FEBRUARY 21, 1995

To the Stockholders of Ingles Markets, Incorporated:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Ingles Markets, Incorporated (the "Company") will be held at the Grove Park Inn, 290 Macon Avenue, Asheville, North Carolina 28804, on Tuesday, February 21, 1995, at 1:00 P.M. local time, for the following purposes:

         (1)     To elect eight (8) Directors for the ensuing year; and

         (2) To transact such other business as may properly come before the meeting.

         Holders of the shares of the Company's Class A Common Stock and Class B Common Stock of record at the close of business on January 2, 1995 will be entitled to notice of and to vote at the meeting.

         Whether or not you expect to be present in person at the meeting, please sign and date the accompanying proxy and return it promptly in the enclosed postage paid reply envelope. This will assist us in preparing for the meeting.

                                        By Order of the Board of Directors

                                        /s/ Robert P. Ingle
                                        ----------------------------------
                                        Robert P. Ingle
                                        Chairman of the Board




January 16, 1995
Asheville, North Carolina


PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY PROMPTLY SO THAT YOUR VOTE MAY BE RECORDED AT THE MEETING IF YOU DO NOT ATTEND PERSONALLY.

                          INGLES MARKETS, INCORPORATED
                                 P. O. BOX 6676
                                   HIGHWAY 70
                        ASHEVILLE, NORTH CAROLINA  28816


                                PROXY STATEMENT


         This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Ingles Markets, Incorporated (the "Company") to be voted at the Annual Meeting of the Stockholders of the Company to be held on February 21, 1995, and any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting of Stockholders will be held at the Grove Park Inn, 290 Macon Avenue, Asheville, North Carolina 28804, on Tuesday, February 21, 1995, at 1:00 p.m., local time. This proxy statement and accompanying form of proxy were first sent or given to Stockholders on or about January 16, 1995. The Company's Annual Report for the year ended September 24, 1994, is being sent, concurrently herewith, to each Stockholder of record. The Company's principal executive offices are located at Highway 70, Asheville (Black Mountain), North Carolina 28816.

Solicitation of Proxies

         Proxies will be solicited by mail. Proxies may also be solicited by officers and regular employees of the Company personally or by telephone or telegraph, but such persons will not be specifically compensated for such services. Banks, brokers, nominees and other custodians and fiduciaries will be reimbursed for their reasonable and customary expenses in forwarding soliciting material to their principals, the beneficial owners of Common Stock of the Company. The expense of preparing, assembling, printing, mailing and soliciting proxies will be borne by the Company.

Action to be Taken Under the Proxies

         When a proxy in the enclosed form is properly executed and timely returned, the shares represented thereby will be voted at the meeting in the manner specified thereon. If the proxy is properly completed and returned but no choice is specified thereon, it will be voted "FOR" the election of the nominees for Directors set forth on pages 4 and 5 under the heading "Election of Directors".

         Any Stockholder who properly executes and delivers a proxy may revoke it at any time prior to it being exercised. Any proxy given pursuant to this solicitation may be revoked by any Stockholder who attends the meeting and gives oral notice of his or her election to vote in person, without compliance with any other formalities. In addition, any proxy given pursuant to this solicitation may be revoked prior to the meeting by delivering an instrument revoking it or a duly executed proxy bearing a later date to the Secretary of the Company.

         The Company's management knows of no matter to be brought before the meeting other than those mentioned herein. If, however, any other matters properly come before the meeting, it is intended that the proxies will be voted in accordance with the judgment of the person or persons voting such proxies.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Voting Rights

         The Company's Class A Common Stock, $.05 par value per share, and Class B Common Stock, $.05 par value per share, are entitled to vote at the meeting. The Board of Directors, pursuant to the By-laws of the Company, has fixed January 2, 1995, at the close of business, as the record date for the determination of Stockholders entitled to notice of and to vote at the meeting or at any adjournment or adjournments thereof. At January 2, 1995, there were 4,424,992 shares of Class A Common Stock and 13,479,158 shares of Class B Common Stock outstanding and entitled to be voted at the meeting.

         With respect to the election of eight (8) Directors at the meeting, holders of Class A Common Stock voting as a class shall elect two (2) Directors and holders of Class B Common Stock voting as a class shall elect the remaining six (6) Directors. Unless cumulative voting for Directors applies, as described below, each holder of Class A Common Stock and each holder of Class B Common Stock shall have one (1) vote for each share held as of the record date. The North Carolina Business Corporation Act provides that, in connection with the election of Directors at a meeting at which a quorum is present, the persons receiving a plurality of the votes cast by the shares entitled to vote in the election will be elected as Directors. For such purposes only votes for and votes withheld will be counted. For purposes of any such vote, there are no abstentions or broker nonvotes. For purposes of this Proxy Statement, "broker nonvotes" are votes with respect to which nominees holding shares for beneficial owners have received a proxy and are deemed to be present for purposes of determining if a quorum exists but have received no instructions from the beneficial owner with respect to certain specific matters to be voted upon and, accordingly, may not exercise discretionary voting power with respect to such matters.

         The North Carolina Business Corporation Act was amended to provide that, unless the corporation is a public corporation as of the date the share records are closed for purposes of setting a record date, every Stockholder of a corporation (such as the Company) that was incorporated between July 1, 1957 and July 1, 1990, who is entitled to vote at an election of Directors shall have the right to vote, in person or by proxy, the number of shares standing of record in the name of the shareholder for as many persons as there are Directors to be elected and for whose election the shareholder has a right to vote, or to cumulate votes by giving one (1) candidate as many votes as the number of such Directors multiplied by the number of the shareholder's shares, or by distributing such votes on the same principle among any number of such candidates. This right of cumulative voting shall not be exercised unless some stockholder or proxy holder announces in open meeting, before the voting for Directors starts, an intention to vote cumulatively. Further, in the event of cumulative voting, discretionary authority is hereby solicited so that, except as limited in any proxy, the proxy holders named in the proxy shall have full authority to vote for the largest number of nominees that can be elected by cumulative voting of the shares to which the proxy relates or for such lesser number as instructed by the Board of Directors and shall have full authority to distribute their votes among nominees for whom the authority to vote has not been withheld in the proxy in any manner as instructed by the Board of Directors. However, as of January 2, 1995, the record date for the Annual Meeting, the Company is a public corporation for such purposes. Therefore, cumulative voting would not be available.

         With respect to all other matters to be voted upon, unless otherwise provided in the Company's Articles of Incorporation or the North Carolina Business Corporation Act, the holders of Class A Common Stock and Class B Common Stock shall vote as a single class, with each holder of Class A Common Stock being entitled to one (1) vote for each share of Class A Common Stock held as of the record date and each holder of Class B Common Stock being entitled to ten (10) votes for each share of Class B Common Stock held as of the record date. For purposes of any such vote, if a quorum is present a proposal will pass if the votes cast favoring the action exceed the votes cast opposing the action. Accordingly, abstentions and broker nonvotes will have no effect on the vote. At this time, the Company does not know of any other matters to be presented for action at the meeting.

         A majority of the outstanding shares of each class of Common Stock represented at the meeting, in person or by proxy, will constitute a quorum for purposes of voting on the election of Directors. The representation at the meeting, in person or by proxy, of shares having a majority of the aggregate votes of both classes of Common Stock will constitute a quorum for voting on any other matters that may be presented to the meeting.

Security Ownership of Management and Certain Beneficial Owners

         The following table sets forth, as of December 30, 1994, certain information with respect to the Company's Class A Common Stock and Class B Common Stock owned beneficially by each Director, by each Nominee for election as a Director, by each of the Executive Officers of the Company named in the Summary Compensation Table on page 10, by all Directors and Executive Officers as a group and by each person known by the Company to be a beneficial owner of more than five percent (5%) of either class of the outstanding Common Stock of the Company. Except as otherwise indicated, each beneficial owner has sole voting and investment power:

                                                 NUMBER OF SHARES OWNED BENEFICIALLY                PERCENTAGE OF COMMON STOCK (1)
                                                 -----------------------------------                ------------------------------

 NAME                                            CLASS A (2)           CLASS B (2)                   CLASS A (2)       CLASS B (2)
- ------------------------------------------------------------------------------------------------------------------------------------
 Robert P. Ingle (3)                                 None            10,250,250   (4)(5)              69.8%  (2)         76.0%

 Ingles Markets, Incorporated Investment/
  Profit Sharing Plan and Trust (3)                  None             2,252,700                       33.7%  (2)         16.7%

 Cincinnati Financial Corporation (6)             594,594                  None                       13.4%                  -

 Merchant Distributors, Inc. (7)                  269,900               150,150                        9.2%  (2)          1.1%

 Joseph G. Ashley (3)                               1,315                  None                           *                  -

 Anthony S. Federico (3)                             None               138,075                        3.0%  (2)          1.0%

 Jack R. Ferguson (3)                                 300                  None   (4)                     *                  -

 Vaughn C. Fisher (3)                                None                23,000   (4)                     *  (2)             *

 Ralph H. Gardner (3)                              15,800   (8)             750                           *  (2)             *

 Landy B. Laney (3)                                  None                34,163                           *  (2)             *

 John O. Pollard                                      100                  None                           *                  -

 J. Alton Wingate                                   1,100                   150                           *  (2)             *

 All Directors and Executive Officers as           28,960   (8)      10,446,538   (4)(5)              70.4%  (2)         77.5%
  a group (13 persons)

_________________________
*Less than 1%.

(1) The percentage of stock ownership does not reflect any dilution that may be attributable to the conversion of the Company's outstanding $37,459,000 principal amount of Convertible Subordinated Debentures due October 15, 2008. The conversion price is $11.10 per share.

(2) Each share of Class B Common Stock is convertible, at any time, at the option of the holder, into one share of Class A Common Stock. Upon any transfer of Class B Common Stock (other than to immediate family members and the Company's Investment/Profit Sharing Plan and Trust), each share of Class B Common Stock is automatically converted into a share of Class A Common Stock. Accordingly, the percentages of Class A Common Stock set forth in the table above for each holder of Class B Common Stock reflects the Class A Common Stock into which such stockholder's shares of Class B Common Stock are convertible. However, such converted shares are not taken into consideration in calculating such percentages for any other stockholder, except for the shares of Class A Common Stock held by all Directors and Executive Officers as a group.

(3) The address of this beneficial owner is P.O. Box 6676, Highway 70, Asheville, North Carolina 28816.

(4) Does not include 2,252,700 shares held by the Company's Investment/Profit Sharing Plan and Trust, of which Messrs. Ingle, Ferguson and Fisher are trustees, and with respect to which they have the sole right to vote such shares.

(5)  Includes 48,600 shares of Class B Common Stock held by Mr. Ingle's wife.

(6) The address of this beneficial owner is 6200 South Gilmore Road, Fairfield, Ohio 45014-5141.

(7) The address of this beneficial owner is 120 4th Street, S. W., Hickory, North Carolina 28601.

(8) Includes 300 shares of Class A Common Stock held by the estate of Mr. Gardner's wife.

                             ELECTION OF DIRECTORS

         The entire Board of Directors of the Company will be elected for a term of one (1) year and until their successors are elected and qualified. The Company's By-laws provide that there shall be not less than five (5), nor more than eleven (11), Directors. The Board of Directors has determined that the number of Directors be fixed at eight (8) members for the ensuing year. Two
(2) of the Directors will be elected by a vote of the holders of the Class A Common Stock and the remaining six (6) Directors will be elected by a vote of the holders of the Class B Common Stock. It is the intention of the persons named in the accompanying proxy form to vote for the election of the nominees identified below. If for any reason any such nominee is not a candidate when the election occurs, which event is not anticipated, it is the intention of the persons named in the accompanying proxy form to vote for the remaining nominees named and to vote in accordance with their best judgment if any substitute nominees are named for any nominees who are unable to serve or who for good cause will not serve. All of the nominees are currently Directors.

Identification of Directors and Executive Officers

         The following information relating to age, positions with the Company and principal employment has been furnished by the respective Directors and Executive Officers. Except as otherwise indicated, each Director and Executive Officer has been or was engaged in his or her present or last principal employment, in the same or a similar position, for more than five (5) years. None of the Directors or Executive Officers, other than Messrs. Ingle and Wingate, is a director of any other publicly-owned company.


                                                            INFORMATION ABOUT DIRECTORS
         NAME                                                   OR EXECUTIVE OFFICERS
- ------------------------  ----------------------------------------------------------------------------------------------------------
Robert P. Ingle           Chairman of the Board of Directors and Chief Executive Officer since the incorporation of the Company in
                          1965, Mr. Ingle was President of the Company until 1982.  Mr. Ingle also serves on the Asheville Board of
                          Directors Advisory Board of the First Union National Bank of North Carolina, Asheville.  Mr. Ingle is 61.

Landy B. Laney            A Director since 1972, Mr. Laney has also served as an Executive Officer of the Company since that time.
                          He has been President and Chief Operating Officer of the Company since 1982.  Mr. Laney is 63.

Joseph G. Ashley          Mr. Ashley has served as Vice President-Meats since he joined the Company in May 1991.  Prior to joining the Company, Mr. Ashley served as a regional supervisor of meat operations for Food Lion, Inc., a regional supermarket chain, since 1973.  Mr. Ashley is 47.

Anthony S. Federico       Mr. Federico has served as a director since May 1991 and as Vice President, Non-Foods since October 1992.
                          Prior to joining the Company in October 1992, he served as President of Ultimate Food Sales, Inc., a food brokerage company based in Asheville, North Carolina, which he founded in 1985.  Mr. Federico is 35.

Jack R. Ferguson          Mr. Ferguson has served as a Director and as the Vice President-Finance and Chief Financial Officer of the
                          Company since 1988.  Prior to joining the Company in 1987, Mr. Ferguson served as Treasurer of BI-LO,
                          Inc., a regional supermarket chain, where he was employed since 1971.  Mr. Ferguson is 54.

Vaughn C. Fisher          A Director since 1985, he joined the Company in 1972 and presently serves as the Company's Vice
                          President-Sales Manager.  Mr. Fisher is 57.

Ralph H. Gardner          A Director since 1985, he is President of Milkco, Inc., the Company's subsidiary which conducts its milk processing and packaging operations.  Mr. Gardner worked for Kraft, Inc. as Area Sales Manager for 34 years prior to joining the Company as an officer in 1982.  He is 74.

Phillip D. Grasso         Mr. Grasso has served as Vice President-Deli since he joined the Company in March 1994.  Prior to joining the Company, Mr. Grasso served as Deli/Bakery Director for Safeway Stores, Inc. in Dallas, Texas, Southern
                          California and Washington, D.C., from 1984 to 1994 and as Merchandising Manager of Specialty Departments
                          for Grand Union Stores, Washington, D.C., from 1971 to 1984.  Mr. Grasso is 44.

Gordon S. Myers           He has served as Vice President-Real Estate since he joined the Company in March 1993.  Prior to joining the Company, Mr. Myers served as President of Commercial Developers, Inc., a real estate company which he owns.  Prior to his employment, Mr. Myers served the Company as a consultant in matters relating to real estate.  He is 50.

John O. Pollard           A Director since 1987, he is a partner in the Charlotte, North Carolina law firm of Blakeney & Alexander, with which he has been affiliated since 1973.  Mr. Pollard is 57.

Leonard E. Tasler         He has served as Vice President - Produce since he joined the Company in March 1993.  Prior to joining the
                          Company, Mr. Tasler served as Senior Produce Buyer for Safeway Stores, Inc., Omaha, Phoenix, and Denver
                          division, a national supermarket chain, from 1973 through 1993.  He is 40.

Brenda S. Tudor           A certified public accountant, she joined the Company in 1984 and served as general accounting manager until 1988 when she became Controller and Secretary of the Company.  Ms. Tudor previously had been employed as an accountant with the Asheville, North Carolina office of Strand, Skees, Jones & Company, certified public accountants, for three years.  Ms. Tudor is 37.

J. Alton Wingate          A Director since 1987, he is Chairman and Chief Executive Officer of Community Bank & Trust, Cornelia,
                          Georgia, where he has been employed as an executive officer since 1977.  Mr. Wingate also serves as president, chief executive officer and a director of Financial Supermarkets, Inc. and Community
                          Bankshares, Inc.  Mr. Wingate also serves as a director of Community Bank & Trust, Commerce, Georgia, and Cherokee National Life Insurance Company.  Mr. Wingate is 55.



         Messrs. Pollard and Wingate have been nominated by the Board of Directors for election by the holders of the Class A Common Stock. Messrs. Ingle, Laney, Federico, Ferguson, Fisher and Gardner have been nominated by the Board of Directors for election by the holders of the Class B Common Stock.

         Directors serve until the next annual meeting or until their successors are elected and qualified.

         Anthony S. Federico is the son-in-law of Robert P. Ingle. There are no other family relationships among any of the Directors or Executive Officers of the Company.

Meetings and Committees of the Board of Directors

         The Board of Directors held four (4) formal meetings during the 1994 fiscal year. Each incumbent Director attended at least 75% of all meetings of the Board of Directors and of the committees of the Board of Directors described below during the period in the 1994 fiscal year in which he served as a Director.

         The Board of Directors has an Executive Committee, consisting of Messrs. Ingle, Laney and Fisher. The Executive Committee will carry out the functions of the full Board of Directors between meetings of the full Board, excepting powers which may not be delegated to such Committee under the North Carolina Business Corporation Act. During the 1994 fiscal year, the Executive Committee met frequently on an informal basis but did not hold any formal meetings.

         The Audit/Compensation Committee of the Board of Directors consists of Messrs. Ingle, Pollard and Wingate. The Audit/Compensation Committee held one
(1) formal meeting during the 1994 fiscal year.

         The Company has no standing nominating committee.

                             EXECUTIVE COMPENSATION

General

         In order to generally improve stockholders' understanding of all forms of compensation paid to senior executives, the criteria used to reach such compensation decisions, and any relationship between executive compensation and corporate performance, the Securities and Exchange Commission (the "SEC") adopted rules regarding the form and substance of the textural and tabular disclosure of executive compensation by publicly-held corporations to their stockholders.

         The Company's Chief Executive Officer regularly reviews and makes final subjective determinations (in certain instances in consultation with the Chief Operating Officer) with respect to compensation of the Company's Executive Officers and other employees. The Board of Directors appointed its Chief Executive Officer and two (2) of its independent, non-employee members to serve on the Audit/Compensation Committee and empowered the committee to:

         - Recommend the appointment or removal of the Company's independent auditors, review the scope and results of the independent audit of the Company, review audit fees and review changes in accounting policies that have a significant effect on the Company's financial reports.

         - Approve compensation levels and increases of each Executive Officer and of other employees of the Company whose annual base salary is in excess of $100,000.

         - Approve all incentive payments to Executive Officers and any incentive payments in excess of $25,000, paid in cash or property, in any calendar year to any other employee.

         -       Undertake administration of employee benefit plans.

         Neither the full Board of Directors nor the Audit/Compensation Committee generally reviews or ratifies the Chief Executive Officer's decisions relating to executive compensation. However, decisions are made by the Board of Directors in the event that such decisions require the adoption of documents relating to employee benefit plans or programs or the delegation to the Audit/Compensation Committee of administrative responsibilities with respect to such plans or programs. In addition, the Audit/Compensation Committee makes decisions with respect to compensation levels and increases for employees whose base salary is in excess of $100,000 and incentive compensation in excess of $25,000. Decisions about grants or awards under the Company's stock-based employee benefit plans are made solely by the Audit/Compensation Committee where Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires that such grants or awards be made by a "disinterested" committee.

         The SEC's rules addressing disclosure of executive compensation in proxy statements generally require the Company to include in this Proxy Statement a report from the Audit/Compensation Committee addressing, with respect to the most recently completed fiscal year, (a) the Company's policies regarding executive compensation generally,

(b) the factors and criteria considered in setting the compensation of the Company's Chief Executive Officer, Robert P. Ingle, and (c) any relationship between such compensation and the Company's performance.

         Accordingly, set forth below, for inclusion in this Proxy Statement, is the report submitted by Messrs. Robert P. Ingle, John O. Pollard and J. Alton Wingate in their capacity as the Company's Audit/Compensation Committee.

Audit/Compensation Committee Report on Executive Compensation

         Executive Compensation Policies

         During the 1994 fiscal year, the Audit/Compensation Committee of the Board of Directors did not participate in any policy making decisions with respect to the establishment of the compensation of the Company's Executive Officers. However, the Audit/Compensation Committee is required to approve the fixing of any salary in excess of $100,000 and any incentive compensation in excess of $25,000. All other compensation decisions regarding the Company's Executive Officers that were made during the 1994 fiscal year were made primarily by Mr. Ingle (in certain instances in consultation with Mr. Laney).

         Salaries and Cash Incentive Bonus Awards

         Effective December 6, 1992, the salary paid to Mr. Ingle was fixed at $170,000 per year. Mr. Ingles' salary was fixed in accordance with a three-year employment agreement with the Company dated as of December 6, 1992. The employment agreement included a bonus provision and certain other benefits. Effective September 26, 1993, Mr. Ingle's employment agreement was amended, extending the term for two (2) additional years, amending the bonus provision effective with fiscal 1994, and increasing his base salary to $200,000 per year effective with fiscal 1995. No bonus was earned by Mr. Ingle in fiscal 1994 under the terms of the employment agreement, as amended.

         Mr. Laney's salary is fixed pursuant to an oral agreement with the Company. Effective December 6, 1992, the salary paid to Mr. Laney was fixed at $300,000 per year. Effective July 27, 1994, the salary paid to Mr. Laney was increased to $350,000 per year. Mr. Laney entered into an agreement with the Company on December 23, 1994, pursuant to which the Company agreed to pay Mr. Laney a bonus that will accrue in the amount of $300,000 per year during fiscal years 1995 through 1999 up to a maximum aggregate bonus of $1,500,000. Mr. Laney will receive the full amount of the bonus if he continues to be employed by the Company through September 25, 1999, and prior to that date only if his employment is terminated by the Company with or without cause, or if, in the event of the sale of the Company or a change in control of the Company, Mr. Laney should determine in his sole discretion to terminate his employment by the Company. Mr. Laney would be entitled to a pro-rata portion of the full amount of the bonus in the event of his death or disability (as defined in the agreement) prior to September 25, 1999. Mr. Laney would be entitled to none of the bonus if he terminates his employment by the Company other than as described in the previous two sentences. The bonus will be payable in two installments of 50% each. If Mr. Laney continues to be an employee of the Company through September 25, 1999, the first installment will be paid on September 25, 1999, and the second installment on January 3, 2000. Otherwise, the first installment will be paid no later than thirty (30) days after the event giving rise to the early payment of the bonus, and the second installment will be paid on the first business day that is in a different fiscal and calendar year than the payment date of the first installment.

         The salary levels fixed for Messrs. Ingle and Laney were first set forth in employment agreements with the Company, which were entered into in 1987 in connection with the Company's initial public offering. Messrs. Ingle and Laney entered into such employment contracts with the Company in 1987 to insure continuity of management during the three fiscal years after the initial public offering. While both of these agreements expired at the end of 1990 fiscal year, Messrs. Ingle's and Laney's salaries for fiscal year 1992 and the first two months of fiscal 1993 were maintained at the levels set forth in the agreements. However, as a result of a decline in the financial performance of the Company during fiscal 1992, effective December 6, 1992, Messrs. Ingle and Laney each agreed to reductions in their annual salaries to $170,000 and to $300,000, respectively.

         In addition, Mr. Ashley's salary was fixed at $150,000 per year pursuant to an oral agreement between Mr. Ashley and the Company prior to his accepting employment with the Company.

         Of the five (5) Executive Officers of the Company named in the Summary Compensation Table on page 10, only three (3) of the executive officers received compensation in an amount that was based on corporate performance.
In the instances where the decision has been made to link compensation of Executive Officers to operating performance, the link has been achieved by fixing salaries and basing bonuses paid on performance. Accordingly, while Mr. Gardner's salary is fixed at $60,000 per year, his annual bonus is tied to the pre-tax income (before bonus) of Milkco, Inc. In addition, bonuses for Messrs. Ashley and Ferguson are linked to the operating performance of the Company.

         Stock Option Plans

         Stock Option Agreements with Executive Officers. As of July 21, 1993, the Company entered into nonqualified stock option agreements with each of Messrs. Ingle and Laney under which an aggregate of 100,000 shares of the Company's Class A Common Stock may be issued to each of them. Each individual option may be exercised from time to time until July 20, 1998 at an option price of $6.00 per share. The option may also be exercised at any time upon the death of the optionee prior to July 20, 1998.

         1991 Nonqualified Stock Option Plan. In August 1991, the Company adopted a nonqualified stock option plan (the "1991 Plan"), which provides for the grant of nonqualified options for the purchase of an aggregate of up to 1,000,000 shares of Class A Common Stock to be issued to key employees. Such employees must be salaried employees who are officers or employed in an executive, administrative or professional capacity by the Company. Options will be awarded to such employees and in such amounts as determined by the Audit/Compensation Committee. The Audit/Compensation Committee may establish the purchase price of the stock at the time the option is granted, but such price may not be less than 100% of the fair market value of the Class A Common Stock on the date of the grant.

         The options may be exercised within a period of three months after a period of five years from the date of issuance of the option or upon the death, disability or retirement of the employee holding the option.

         During the 1994 fiscal year, options to purchase 100,000 shares at $11.50 per share were granted under the 1991 Plan to one (1) Executive Officer and 100,000 shares at $10.375 per share were granted under the 1991 Plan to one
(1) key employee. During fiscal 1994, one (1) option to purchase 100,000 shares was cancelled. As of September 24, 1994, no options had been exercised, no options were exercisable, options to purchase 996,000 shares were outstanding and options to purchase 4,000 shares were available for future grants under the 1991 Plan.

         1987 Employee Incentive Stock Option Plan. In 1987, the Company adopted an incentive stock option plan (the "ISO Plan"), which provides for the grant of incentive stock options for the purchase of an aggregate of up to 250,000 shares of Class A Common Stock to be issued to key employees. Such employees must be salaried employees who are officers or employed in an executive, administrative or professional capacity by the Company and must possess less than 10% of the total combined voting power of all classes of stock of the Company immediately after the option is granted. Options will be awarded to such employees and in such amounts as determined by the Audit/Compensation Committee. The Audit/Compensation Committee may establish the purchase price of the stock at the time the option is granted, but such price may not be less than 100% of the fair market value of the Class A Common Stock on the date of the grant.

         The options may be exercised within a period of three months after a period of five years from the date of issuance of the option or upon the death, disability or retirement of the employee holding the option.

         During the 1994 fiscal year, 27,000 options were granted under the ISO Plan and options for 35,500 shares of Class A Common Stock were cancelled. As of September 24, 1994, no options had been exercised, options to purchase 155,000 shares were outstanding and options to purchase 95,000 shares were available for future grants under the

ISO Plan. As of September 24, 1994, 28,500 option shares are exercisable. Since the inception of the ISO Plan through September 24, 1994, options to purchase 160,500 shares have been cancelled.

         1983 Nonqualified Stock Option Plan. All options that were granted under the Company's 1983 Nonqualified Stock Option Plan (the "1983 Plan") have either been exercised, expired or have been cancelled.

         No options under the 1983 Plan were granted to any Executive Officer or other employees during the 1994 fiscal year and no further options may be granted under the 1983 Plan.

         During the 1994 fiscal year, no options were cancelled. During the 1994 fiscal year, no options were exercised by any Executive Officers of the Company.

Deferred Compensation Plans

         Employee Investment/Profit Sharing Plan. The Company maintains the Ingles Markets, Incorporated Investment/Profit Sharing Plan (the "Profit Sharing Plan") for the purpose of providing retirement benefits to eligible employees. The assets of the Plan, including the Company's Common Stock, are held in trust to be distributed at the time of retirement, disability, death or other termination of employment. Company contributions are discretionary and are determined annually by the Board of Directors.

         Effective February 2, 1994, a 401(k) feature was added to the Profit Sharing Plan and it was renamed the Ingles Markets, Incorporated Investment/Profit Sharing Plan. Employees participating in the Profit Sharing Plan may now contribute between one percent (1%) and ten percent (10%) (in increments of one percent (1%)) of their compensation by way of salary reductions not to exceed a maximum amount that varies annually (the indexed amount is $9,240 in 1994 and in 1995) in accordance with the Internal Revenue Code of 1986, as amended (the "Code"). The Profit Sharing Plan also continues to permit, but not require, discretionary employer profit sharing contributions. The Company also makes available to Profit Sharing Plan participants the ability to direct the investment of the participants' contributions in various investment funds.

         Company contributions for fiscal 1994 were allocated only to employees participating in the 401(k) portion of the Profit Sharing Plan. The Company's contribution to the Profit Sharing Plan during the fiscal year ended September 24, 1994 for all employees was $452,195. The Company's contributions to each of the Executive Officers named in the Summary Compensation Table on page 10 are reflected in the last column of that table. As of September 24, 1994, all of the Company's Executive Officers who are named on the Summary Compensation Table on page 10 and who had account balances under the Profit Sharing Plan were 100% vested in their accounts except for Joseph G. Ashley who was 20% vested. Participants' interests in contributions allocated to their accounts vest over seven (7) years.

         Prior to September 28, 1986, the Profit Sharing Plan was known as the Employee Stock Bonus Plan and Trust (the "Stock Bonus Plan"), the assets of which consisted principally of shares of Common Stock of the Company. Effective September 28, 1986, the Stock Bonus Plan was restated and amended to become a profit sharing plan.

         Life Insurance. The Company maintains, at the Company's expense, life insurance policies on the life of each full time employee of the Company for the benefit of such employee in amounts up to $150,000 based on the W-2 compensation of each employee. The premiums paid by the Company for the Executive Officers named in the Summary Compensation Table on page 10 are reflected in the last column of that table.


SUBMITTED BY THE AUDIT/COMPENSATION COMMITTEE
OF THE COMPANY'S BOARD OF DIRECTORS:

Robert P. Ingle        John O. Pollard         J. Alton Wingate

Executive Compensation Summary

         The table below summarizes the compensation paid by the Company to (a) the Company's Chief Executive Officer and (b) to the Company's four most highly compensated Executive Officers (other than the CEO) whose total annual salary and bonus for the 1994 fiscal year equaled or exceeded $100,000 and who were serving as Executive Officers at the end of the 1994 fiscal year. The table reflects all compensation received by each such officer for services rendered in all capacities to the Company and its subsidiaries that was paid during the Company's 1994, 1993 and 1992 fiscal year.


                           SUMMARY COMPENSATION TABLE

                                                                            LONG TERM COMPENSATION
                                                                            ----------------------
                                                  ANNUAL COMPENSATION               AWARDS
                                               ---------------------------------------------------         ALL
                                                                                  SECURITIES              OTHER
                                    FISCAL         SALARY         BONUS       UNDERLYING OPTIONS       COMPENSATION
    NAME AND PRINCIPAL POSITION      YEAR           ($)           ($)                 (#)                  ($)
    ------------------------------------------------------------------------------------------------------------------
    Robert P. Ingle                  1994       $170,000               --                  --             $1,465  (1)
     Chairman and  Chief
     Executive Officer               1993        177,747   (2)         --             100,000  (3)         2,975

                                     1992        200,000               --                  --              3,383

    Landy B. Laney                   1994        307,692   (2)         --                  --              2,805  (4)
     President and Chief
     Operating Officer               1993        313,049   (2)         --             100,000  (3)         3,741

                                     1992        350,000               --                  --              3,715

    Ralph H. Gardner                 1994         60,000         $131,920                  --              1,075  (5)
     President of Milkco, Inc.
                                     1993         60,000          106,537                  --              2,860

                                     1992         60,000          134,541                  --              3,354

    Joseph G. Ashley                 1994        150,000            1,450                  --                252  (6)
     Vice President-Meats
                                     1993        151,236   (2)      1,152                  --              2,577

                                     1992        150,000               --             100,000  (7)           252

    Jack R. Ferguson                 1994        100,000           30,980                  --              1,592  (8)
     Vice President- Finance
     and Chief Financial Officer     1993        100,824   (2)     20,783                  --              2,064

                                     1992        100,000           21,475             100,000  (7)         2,105

_____________

(1) Comprised of $1,213 contributions by the Company to the Profit Sharing Plan and $252 in insurance premiums paid by the Company with respect to term life insurance for Mr. Ingle's benefit.

(2) The Company changed its pay week in fiscal 1993 from Sunday through Saturday to Wednesday through Tuesday which resulted in an increase in salaries as compared to the salaries disclosed in the Audit/Compensation Committee Report on Executive Compensation beginning on page 6. In addition, the salaries paid to Messrs. Ingle and Laney were reduced after the beginning of the 1993 fiscal year and the salary paid to Mr. Laney was increased after the beginning of the 1994 fiscal year. (See "Salaries and Cash Incentive Bonus Awards" on page 7).

(3) An option to purchase 100,000 shares of Class A Common Stock granted pursuant to a stock option agreement with the Executive Officer.

(4) Comprised of $2,553 of contributions by the Company to the Profit Sharing Plan and $252 in insurance premiums paid by the Company with respect to term life insurance for Mr. Laney's benefit.

(5) Comprised of $823 of contributions by the Company to the Profit Sharing Plan and $252 in insurance premiums paid by the Company with respect to term life insurance for Mr. Gardner's benefit.

(6) Comprised of $252 in insurance premiums paid by the Company with respect to term life insurance for Mr. Ashley's benefit.

(7) An option to purchase 100,000 shares of Class A Common Stock granted pursuant to the Company's 1991 Nonqualified Stock Option Plan.

(8) Comprised of $1,372 of contributions by the Company to the Profit Sharing Plan and $220 in insurance premiums paid by the Company with respect to term life insurance for Mr. Ferguson's benefit.
____________

Stock Option Plans

       With respect to each of the Executive Officers named in the Summary Compensation Table on page 10, no individual grants of stock options or stock appreciation rights were made by the Company or its subsidiaries during the 1994 fiscal year.

         The following table sets forth with respect to each of the Executive Officers named in the Summary Compensation Table on page 10 (a) the number of shares received upon the exercise of any option during the 1994 fiscal year,
(b) the aggregate dollar value realized upon the exercise of any option, (c) the total number of shares of Class A Common Stock and any other securities underlying all outstanding, unexercised options held at the end of the 1994 fiscal year, separately identifying the exercisable and unexercisable options, and (d) the aggregate dollar value (determined by calculating the difference between the fair market value of the shares of Class A Common Stock underlying the option and the aggregate exercise price of the option at fiscal year end) of all such unexercised options that are in-the-money (i.e., when the fair market value of the underlying Class A Common Stock exceeds the exercise price of the option), separately identifying the exercisable and unexercisable options:

                       AGGREGATED OPTION EXERCISES IN THE
               1994 FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                                                                             NUMBER OF
                                                                            SECURITIES              VALUE OF
                                                                            UNDERLYING             UNEXERCISED
                                                                            UNEXERCISED           IN-THE-MONEY
                                                                         OPTIONS AT FISCAL         OPTIONS AT
                                                                             YEAR-END            FISCAL YEAR-END

                                                 SHARES
                                                ACQUIRED       VALUE       EXERCISABLE/           EXERCISABLE/
                                               ON EXERCISE   REALIZED      UNEXERCISABLE          UNEXERCISABLE
 NAME                                              (#)          ($)             (#)                    ($)
 --------------------------------------------------------------------------------------------------------------------
 Robert P. Ingle                                   --           --        100,000/0   (1)          $537,500/$0   (2)
  Chairman and Chief  Executive Officer

 Landy B. Laney                                    --           --        100,000/0   (1)          $537,500/$0   (2)
  President and Chief Operating Officer

 Ralph H. Gardner                                  --           --               --                         --
  President of Milkco, Inc.

 Joseph G. Ashley                                  --           --        0/100,000   (3)          $0/$450,000   (4)
  Vice President- Meats

 Jack R. Ferguson                                  --           --        0/100,000   (3)          $0/$450,000   (4)
  Vice President-Finance and Chief
  Financial Officer

_______________

(1) Represents an option to purchase 100,000 shares of Class A Common Stock granted to the Executive Officer pursuant to a stock option agreement. This option is exercisable during the 48-month period which began on July 21, 1994.

(2) The fair market value of the Company's Class A Common Stock on September 24, 1994 was $11.375 per share. The exercise price of the option is $6.00 per share.

(3) Represents an option to purchase 100,000 shares of Class A Common Stock granted to the Executive Officer pursuant to the Company's 1991 Nonqualified Stock Option Plan. All of these options are unexercisable and will only be exercisable during the three-month period beginning on November 20, 1996, or upon the earlier death, disability or retirement of the Executive Officer.

(4) The fair market value of the Company's Class A Common Stock on September 24, 1994 was $11.375 per share. The exercise price of the option is $6.875 per share.

Compensation of Non-Management Directors

         Directors who are not officers of the Company receive a fee of $500 for attending meetings of the Board of Directors.

Additional Information with Respect to Compensation Committee Interlocks and Insider Participation in Compensation Decisions

         All compensation decisions made during fiscal year 1994 that were not made exclusively by the Audit/Compensation Committee were made by Mr. Ingle (in certain instances in consultation with Mr. Laney).

         The only member of the Audit/Compensation Committee who was an officer or employee of the Company and its subsidiaries during the 1994 fiscal year was Mr. Ingle. The other members of the Audit/Compensation Committee, Messrs. Pollard and Wingate, were not, during the 1994 fiscal year or any prior fiscal year, officers or employees of the Company or its subsidiaries.

         While Messrs. Pollard and Wingate do not have any employment relationship with the Company, they do have certain other relationships with the Company. In particular, Mr. Pollard is a partner in the Charlotte, North Carolina, law firm of Blakeney & Alexander which, from time to time, handles labor matters for the Company. During calendar year 1994, Blakeney & Alexander accrued approximately $80,000 in fees for such services. Mr. Wingate is President of Financial Supermarkets, Inc. which along with Community Bank & Trust are subsidiaries of Community Bankshares, Inc. Financial Supermarkets, Inc. represents the Company and other supermarkets in connection with the placement of banks within supermarkets. During fiscal year 1994, the Company paid Community Bank & Trust $69,559 in fees for such services by Financial Supermarkets, Inc.

         The Company believes that the transactions described above have been and, where applicable, continue to be on terms no less favorable to the Company than those available from unaffiliated third parties in arms-length transactions. See also "Certain Relationships and Related Party Transactions" on page 15.

Performance Graph

         Set forth on page 14 is a line-graph presentation comparing on an indexed basis for the five-year period (the "MEASUREMENT PERIOD") beginning at the market close on the last trading day before the beginning of the Company's fifth preceding fiscal year (i.e. fiscal 1989) through and including the end of the Company's last completed fiscal year (i.e. September 24, 1994):

         (a) the yearly percentage change in the Company's cumulative stockholder return on the Company's Class A Common Stock, which was measured by dividing (i) the sum of (A) the cumulative amount of dividends during the five-year period (assuming monthly dividend reinvestment on the ex-dividend date at the dividend yield rate using stock price at month end) and (B) the difference between the share price of the Company's Class A Common Stock at September 24, 1994 and at the beginning of the Measurement Period, by (ii) the share price at the beginning of the measurement period,

         (b) the cumulative total return (assuming monthly dividend reinvestment on the ex-dividend date at the dividend yield rate using stock price at month end) of the S&P 500 Stock Index, and

         (c) the cumulative total return (assuming monthly dividend reinvestment on the ex-dividend date at the dividend yield rate using stock price at month end) of the Peer Group (comprised of the Standard & Poor's 500 Retail (Food Chains) Sub Index and deleting from that index the two companies (Albertson's Inc. and Winn-Dixie Stores, Inc.) that did not have similar market capitalizations). The common stock of the following companies (which have been market weighted annually within the group to produce returns for the group) are included in the Peer Group: American Stores Co.; Brunos, Inc.; Giant Food, Inc.; Great Atlantic & Pacific Tea Co.; and Kroger Company.


                         INGLES MARKETS, INCORPORATED

                      COMPARATIVE RETURN TO STOCKHOLDERS


                                    (GRAPH)

                                                                    Last Day of Fiscal Year
                                                 -----------------------------------------------------------
 Value of Initial $100 Investment*      1989*        1990        1991        1992       1993       1994
 -----------------------------------------------------------------------------------------------------------
 Ingles Markets, Incorporated           $100        $87.76     $ 73.79     $ 69.59    $ 97.79     $139.73

 S&P 500 Stock Index                    $100        $90.76     $119.04     $132.20    $149.39     $154.89

 Peer Group                             $100        $82.08     $ 91.65     $ 83.19    $ 96.59     $110.66


                                                                  Last Day of Fiscal Year
                                                 -----------------------------------------------------------
 Return                                1989*        1990        1991         1992        1993        1994
 -----------------------------------------------------------------------------------------------------------
 Ingles Markets, Incorporated            NA        (12.24)%   (15.92)%     (5.69)%      40.52%      42.89%

 S&P 500 Stock Index                     NA         (9.24)%    31.17%       11.05%      13.00%       3.69%

 Peer Group                              NA        (17.92)%    11.65%      (9.23)%      16.11%      14.57%

____________
* Assumes $100 invested in the Class A Common Stock of Ingles Markets, Incorporated on September 29, 1989, the last trading day of fiscal 1989.

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

        From time to time the Company has made cash advances to Mr. Ingle, and Mr. Ingle has made cash advances to the Company. Such advances, both to and from Mr. Ingle, have been payable on demand and have been unsecured. The rate of interest on such advances was eight percent (8%). During the 1994 fiscal year, Mr. Ingle advanced the Company $79,936 in the aggregate under this arrangement and the Company advanced Mr. Ingle $79,966 in the aggregate. The highest aggregate amount of advances outstanding as of the end of any month during the 1994 fiscal year from the Company to Mr. Ingle was $10,133 and the highest aggregate amount of advances outstanding as of the end of any month during the 1994 fiscal year from Mr. Ingle to the Company was $1,665. As of September 24, 1994, Mr. Ingle owed the Company $170 under this arrangement.

        Anthony S. Federico, a Director of the Company since May 1991 and an officer of the Company since October 1992, was president and 100% owner of Ultimate Food Sales, Inc. ("Ultimate"), the exclusive business of which was to serve as a food broker on sales of private label merchandise to the Company. The relationship between the Company and Ultimate commenced prior to Mr. Federico's election as a Director. The Company did not incur any direct expense for Ultimate's service since Ultimate was paid by the sellers of the merchandise to the Company. Based on information provided by Ultimate, Ultimate received gross revenues of approximately $758,000 during fiscal 1992 as a result of sales of private label merchandise to the Company. On October 31, 1992, Mr. Federico sold Ultimate to another food broker.

        See also "Executive Compensation -- Additional Information with Respect to Compensation Committee Interlocks and Insider Participation in Compensation Decisions" on page 13.

        The Company believes that the transactions described above have been and, where applicable, continue to be on terms no less favorable to the Company than those available from unaffiliated third parties in arms-length transactions. Other than the transactions described above, the Company does not intend to enter into any transactions with its officers or directors or any of their affiliates in the future. In any case, any transaction with the Company's officers, directors, key employees or any of their affiliates in the future will only be consummated following the approval of a majority of the directors who have no financial or pecuniary interest in the transaction.


                     RELATIONSHIP WITH INDEPENDENT AUDITORS

        The Board of Directors has selected Ernst & Young as the Company's independent auditors for the 1995 fiscal year. Ernst & Young has served as the Company's independent auditors since March 1989. Representatives of Ernst & Young are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

                                 OTHER MATTERS

Stockholders' Proposals for Annual Meeting to be Held in 1996

        The Company plans to hold its 1996 Annual Meeting of Stockholders in late February or early March. Any proposal of a Stockholder intended to be presented at said Annual Meeting of Stockholders must be received by the Company for inclusion in the proxy statement and form of proxy for that meeting no later than September 18, 1995.

Action on Other Matters at the Annual Meeting

        At this time, the Company does not know of any other matters to be presented for action at the Annual Meeting other than those mentioned in the Notice of Annual Meeting of Stockholders and referred to in this proxy statement.

If any other matter comes before the meeting, it is intended that the proxies will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.

Reports of Changes in Beneficial Ownership

        The Company is required to identify any Director, Executive Officer, or beneficial owner of more than 10% of the Company's Class A Common Stock who failed to file on a timely basis with the SEC any report on Form 3 (relating to beneficial ownership of Class A Common Stock or Class B Common Stock) or on Forms 4 or 5 (relating to changes in beneficial ownership of Class A Common Stock or Class B Common Stock). Except as set forth below, based solely on a review of material furnished to the Company by such Directors, Executive Officers and more than 10% beneficial owners who are required to file reports on Forms 3, 4 and 5 with the SEC, the Company is not aware of any Director, officer or more than 10% beneficial owner of any class of equity stock of the Company who has failed to file on a timely basis reports required by Section 16(a) of the Securities Exchange Act of 1934 during the 1994 fiscal year with
respect to the Company's Class A Common Stock or Class B Common Stock.   With
respect to fiscal 1994, Leonard E. Tasler, Vice President-Produce, failed to file one (1) report with respect to one (1) transaction on a timely basis, and Phillip D. Grasso, Vice President-Deli, failed to file his Initial Statement of Beneficial Ownership on Form 3 on a timely basis. Both Messrs. Tasler and Grasso ultimately filed the appropriate reports, but the reports were filed late.

Form 10-K Availability

        Upon written request to Jack R. Ferguson, Vice President - Finance and Chief Financial Officer, Ingles Markets, Incorporated, P. O. Box 6676, Asheville, North Carolina 28816, the Company will provide, without charge, to stockholders receiving this Proxy Statement a copy of the Company's Annual Report on Form 10-K for the fiscal year ended September 24, 1994 as filed with the Securities & Exchange Commission (including the financial statements and related schedules, but not including the exhibits thereto, which will be provided upon request at the stockholder's expense).

        STOCKHOLDERS ARE URGED TO DATE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOUR COOPERATION WILL BE APPRECIATED. YOUR PROXY WILL BE VOTED, WITH RESPECT TO THE MATTERS IDENTIFIED THEREON, IN ACCORDANCE WITH ANY SPECIFICATIONS ON THE PROXY.

                                        By Order of the Board of Directors,


                                        /s/ Robert P. Ingle
                                        -----------------------------------
                                        Robert P. Ingle
                                        Chairman of the Board

CLASS A

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
        FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD FEBRUARY 21, 1995
                          INGLES MARKETS, INCORPORATED

    The undersigned hereby appoints Robert P. Ingle and Landy B. Laney, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Class A Common Stock held of record on January 2, 1995, at the Annual Meeting of the Stockholders to be held on February 21, 1995, at 1:00 P.M. at the Grove Park Inn, 290 Macon Avenue, Asheville, North Carolina, or any adjournment thereof.

1. ELECTION OF DIRECTORS:

   / / FOR all nominees listed below                                      / / WITHHOLD AUTHORITY to vote for all
     (except as marked to the contrary below).                              nominees listed below.

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE A
              LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

                       John O. Pollard, J. Alton Wingate

2. In their discretion, the Proxies are authorized to vote upon such other business as may come before the meeting or adjournment thereof.

THIS PROXY, DULY EXECUTED, WILL BE VOTED AS SPECIFIED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

                          INGLES MARKETS, INCORPORATED
                                     PROXY

The undersigned hereby acknowledge receipt of the Proxy Statement and Notice of
                  Annual Meeting to be held February 21, 1995.

                                           Dated:_________________________, 1995

                                           _______________________________(SEAL)

                                           _______________________________(SEAL)
                                           (Please sign exactly as your name
                                           appears hereon. If stock is
                                           registered in more than one name,
                                           each holder should sign. When signing
                                           as an attorney, administrator,
                                           executor, guardian or trustee, please
                                           add your title as such. If executed
                                           by a corporation, the proxy should be
                                           signed by a duly authorized officer.)

                                           PLEASE SIGN, DATE AND PROMPTLY RETURN
                                           THIS PROXY IN THE ENCLOSED ENVELOPE.
                                           NO POSTAGE IS REQUIRED IF MAILED IN
                                           THE UNITED STATES.
I PLAN TO ATTEND _____________

CLASS B

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
        FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD FEBRUARY 21, 1995
                          INGLES MARKETS, INCORPORATED

    The undersigned hereby appoints Robert P. Ingle and Landy B. Laney, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Class B Common Stock held of record on January 2, 1995, at the Annual Meeting of the Stockholders to be held on February 21, 1995, at 1:00 P.M. at the Grove Park Inn, 290 Macon Avenue, Asheville, North Carolina, or any adjournment thereof.

1. ELECTION OF DIRECTORS:

   / / FOR all nominees listed below                                      / / WITHHOLD AUTHORITY to vote for all
     (except as marked to the contrary below).                              nominees listed below.

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE A
              LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

   Anthony S. Federico, Jack R. Ferguson, Vaughn C. Fisher, Ralph H. Gardner,
                        Robert P. Ingle, Landy B. Laney

2. In their discretion, the Proxies are authorized to vote upon such other business as may come before the meeting or adjournment thereof.

THIS PROXY, DULY EXECUTED, WILL BE VOTED AS SPECIFIED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

                          INGLES MARKETS, INCORPORATED
                                     PROXY

The undersigned hereby acknowledge receipt of the Proxy Statement and Notice of
                  Annual Meeting to be held February 21, 1995.

                                           Dated:_________________________, 1995

                                           _______________________________(SEAL)

                                           _______________________________(SEAL)
                                           (Please sign exactly as your name
                                           appears hereon. If stock is
                                           registered in more than one name,
                                           each holder should sign. When signing
                                           as an attorney, administrator,
                                           executor, guardian or trustee, please
                                           add your title as such. If executed
                                           by a corporation, the proxy should be
                                           signed by a duly authorized officer.)

                                           PLEASE SIGN, DATE AND PROMPTLY RETURN
                                           THIS PROXY IN THE ENCLOSED ENVELOPE.
                                           NO POSTAGE IS REQUIRED IF MAILED IN
                                           THE UNITED STATES.
I PLAN TO ATTEND ______________